Exhibit 32.2

CERTIFICATION PURSUANT TO 18 U.S.C. § 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Sonja Nelson, the chief financial officer of NantKwest, Inc. (the “Company”), certify for the purposes of 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge:

i.

the Quarterly Report of the Company on Form 10-Q for the quarter ended March 31, 2020 (the “Report”), fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

ii.	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: May 11, 2020	By:	/s/ Sonja Nelson
Sonja Nelson
Chief Financial Officer (Principal Financial and Accounting Officer)